Exhibit 99.1

For additional information contact:

John K. Stephens, Jr.

President and

Chief Executive Officer

(904) 998-5525

the office of the comptroller of the currency lifts

its consent order AGAINST Atlantic coast Bank

JACKSONVILLE, Fla. (March 31, 2015) – Atlantic Coast Financial Corporation (the "Company," NASDAQ: ACFC), the holding company for Atlantic Coast Bank (the "Bank"), today announced that The Office of the Comptroller of the Currency (the "OCC"), Department of the Treasury, has terminated the Consent Order (the "Order") against the Bank, which was originally issued on August 10, 2012, finding that the Bank has attained compliance with the Order. Simultaneously, the OCC has reclassified the Bank as a "well-capitalized" institution, removing the "troubled-condition" designation.

Commenting on the announcement, John K. Stephens, President and Chief Executive Officer of the Company and the Bank, said, "We are pleased to announce that Atlantic Coast Bank has complied fully with the requests made by the OCC and is now recognized as a well-capitalized institution. This action is the culmination of a journey that began almost two years ago, one that involved diligent and tireless efforts by our Board of Directors and management team and which was highlighted by our successful capital raise in December 2013.

"No longer subject to the business and other restrictions that come with a troubled-condition designation, the Bank now has the liberty to explore additional avenues for expansion, including those related to our product offerings, additional lines of business and new markets," Stephens continued. "It also frees us from pricing and structural restrictions on our deposit offerings. In summary and most importantly, this action gives us the institutional freedom to pursue strategic alternatives that are in the best interests of the Company and our stockholders. I'd like to thank all those within our organization who have worked so hard towards this accomplishment as together we continue to build the premier community bank in our markets."

About the Company

Atlantic Coast Financial Corporation is the holding company for Atlantic Coast Bank, a federally chartered and insured stock savings bank. It is a community-oriented financial institution serving Northeast Florida and Southeast Georgia markets. Investors may obtain additional information about Atlantic Coast Financial Corporation on the Internet at www.AtlanticCoastBank.net, under Investor Relations.

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ACFC Announced Consent Order Lifted

March 31, 2015

Forward-looking Statements

Statements in this press release that are not historical facts are forward-looking statements that reflect management's current expectations, assumptions and estimates of future performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally are identifiable by the use of forward-looking terminology such as "believe," "expects," "may," " will," "should," "plan," "intend," "on condition," "target," "estimates," "preliminary," or "anticipates" or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects. Moreover, forward-looking statements in this release include, but are not limited to, those relating to: exploration of additional avenues for expansion and pursuit of strategic alternatives. The Company's consolidated financial results and the forward-looking statements could be affected by many factors, including but not limited to: general economic trends and changes in interest rates; increased competition; changes in demand for financial services; the state of the banking industry generally; uncertainties associated with newly developed or acquired operations; and market disruptions. Further information relating to factors that may impact the Company's results and forward-looking statements are disclosed in the Company's filings with the Securities and Exchange Commission. The forward-looking statements contained in this release are made as of the date of this release, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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